UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 2, 2017, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) held our 2017 Annual Meeting of Stockholders. Stockholders holding 81,786,375 shares of common stock (being the only class of shares entitled to vote at the meeting), or 94.3%, of our 86,765,572 outstanding shares of common stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on four proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A. The proposals submitted for vote and the related results of the stockholders’ votes were as follows:

Proposal No. 1: To elect ten directors to terms expiring in 2018. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Philip Calian	59,149,144	20,241,139	2,396,092
David Contis	61,742,748	17,647,535	2,396,092
Thomas Heneghan	78,564,530	825,753	2,396,092
Tao Huang	61,256,650	18,133,633	2,396,092
Marguerite Nader	78,897,090	493,193	2,396,092
Sheli Rosenberg	61,412,891	17,977,392	2,396,092
Howard Walker	78,563,576	826,707	2,396,092
Matthew Williams	79,106,754	283,529	2,396,092
William Young	62,918,682	16,471,601	2,396,092
Samuel Zell	75,024,565	4,365,718	2,396,092
Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for 2017. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	81,384,692	383,085	18,598	—
Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	77,408,124	1,966,963	15,196	2,396,092
Proposal No. 4: To approve the frequency of holding an advisory vote on executive compensation. Our recommendation to conduct an advisory vote on executive compensation each year at the Annual Meeting of Stockholders beginning with the 2018 Annual Meeting received the affirmative vote of holders of a majority of the votes cast and was approved.

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	72,621,922	89,639	6,664,167	14,555	2,396,092

Item 8.01    Other Events
On May 2, 2017, our Board of Directors declared the second quarter 2017 dividend of $0.4875 per common share, representing, on an annualized basis, a dividend of $1.95 per common share. The dividend will be paid on July 14, 2017 to stockholders of record on June 30, 2017. Our Board of Directors also declared a dividend of $0.421875 per depositary share (each representing 1/100 of a share of our 6.75% Series C Cumulative Redeemable Perpetual Preferred Stock) (NYSE: ELSPrC), which represents, on an annualized basis, a dividend of $1.6875 per depositary share. The dividend will be paid on June 30, 2017 to stockholders of record on June 15, 2017.
This report includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as "anticipate," "expect," "believe," "project," "intend," "may be" and "will be" and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of Sites by customers and our success in acquiring new customers at our Properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to Properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our ability to manage counter-party risk;

•
in the age-qualified Properties, home sales results could be impacted by the ability of potential home buyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic "Revenue Recognition";

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.
For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent quarterly reports.
These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
Equity LifeStyle Properties, Inc. is a fully integrated owner and operator of lifestyle-oriented properties and owns or has an interest in 391 quality properties in 32 states and British Columbia consisting of 146,626 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey             /s
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: May 3, 2017